This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

[LOGO OF ALLIANCE CAPITAL
 APPEARS HERE]                                       ALLIANCE VARIABLE PRODUCTS
                                                     SERIES FUND, INC.

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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies.
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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
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MONEY MARKET PORTFOLIO -- seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is nei-ther insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.
PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
INTERNATIONAL PORTFOLIO -- seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad port-folio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests out-side the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

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                             PURCHASE INFORMATION
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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

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                            ADDITIONAL INFORMATION
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This Prospectus sets forth concisely the information which a prospective in-
vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.
(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                 MONEY    PREMIER     INTER-
                                                MARKET     GROWTH    NATIONAL
                                               PORTFOLIO PORTFOLIO* PORTFOLIO+
                                               --------- ---------- ----------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees...........................    .50%      1.00%      .53%
    Other Expenses............................    .14%       .08%      .42%
                                                  ---       ----       ---
    Total Portfolio Operating Expenses........    .64%      1.08%      .95%
                                                  ===       ====       ===

--------
* Alliance Capital Management L.P. (the "Adviser") discontinued the expense re-imbursement with respect to the Premier Growth Portfolio effective May 1, 1998.
+ Shareholder transaction expenses shown are net of expense reimbursement.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Portfolio..........................  $ 7     $20     $36     $ 80
Premier Growth Portfolio........................  $11     $34     $60     $132
International Portfolio.........................  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. The expenses listed in the table for the International Portfo-lio are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reim-bursements for the foreseeable future. The expenses (as a percentage of average net assets) of the International Portfolio, before expense reimbursements, would be: Management Fees -- 1.00%, Other Expenses -- .42% and Total Portfolio Operating Expenses -- 1.42%. The example should not be considered representa-tive of future expenses; actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                          PREMIER GROWTH PORTFOLIO
                                  ---------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------
                                    1997     1996     1995     1994      1993
                                  --------  -------  -------  -------   -------
Net asset value, beginning of
 year...........................  $  15.70  $ 17.80  $ 12.37  $ 12.79   $ 11.38
                                  --------  -------  -------  -------   -------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income(a)(b)....       .04      .08      .09      .03       -0-
 Net realized and unrealized
  gain (loss) on investments....      5.27     3.29     5.44     (.41)     1.43
                                  --------  -------  -------  -------   -------
 Net increase (decrease) in net
  asset value from operations...      5.31     3.37     5.53     (.38)     1.43
                                  --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DISTRIBU-
 TIONS
 Dividends from net investment
  income........................      (.02)    (.10)    (.03)    (.01)     (.01)
 Distributions from net realized
  gains.........................       -0-    (5.37)    (.07)    (.03)     (.01)
                                  --------  -------  -------  -------   -------
 Total dividends and distribu-
  tions.........................      (.02)   (5.47)    (.10)    (.04)     (.02)
                                  --------  -------  -------  -------   -------
 Net asset value, end of year...  $  20.99  $ 15.70  $ 17.80  $ 12.37   $ 12.79
                                  ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return based
  on net asset value(c).........     33.86%   22.70%   44.85%   (2.96)%   12.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)......................  $472,326  $96,434  $29,278  $37,669   $13,659
 Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements................       .95%     .95%     .95%     .95%     1.18%
 Expenses, before waivers and
  reimbursements................      1.10%    1.23%    1.19%    1.40%     2.05%
 Net investment income(a).......       .21%     .52%     .55%     .42%      .22%
 Portfolio turnover rate........        27%      32%      97%      38%       42%
 Average commission rate
  paid(d).......................  $  .0541  $ .0609      -0-      -0-       -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                                             INTERNATIONAL PORTFOLIO
                                      -----------------------------------------
                                             YEAR ENDED DECEMBER 31,
                                      -----------------------------------------
                                       1997     1996     1995     1994    1993
                                      -------  -------  -------  ------  ------
Net asset value, beginning of year..  $ 14.89  $ 14.07  $ 12.88  $12.16  $10.00
                                      -------  -------  -------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b)........      .13      .19      .18     .10     .03
 Net realized and unrealized gain on
  investments and foreign currency
  transactions......................      .39      .83     1.08     .72    2.13
                                      -------  -------  -------  ------  ------
 Net increase in net asset value
  from operations...................      .52     1.02     1.26     .82    2.16
                                      -------  -------  -------  ------  ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment
  income............................     (.15)    (.08)    (.03)   (.02)    -0-
 Distributions from net realized
  gains.............................     (.24)    (.12)    (.04)   (.08)    -0-
                                      -------  -------  -------  ------  ------
 Total dividends and distributions..     (.39)    (.20)    (.07)   (.10)    -0-
                                      -------  -------  -------  ------  ------
 Net asset value, end of year.......  $ 15.02  $ 14.89  $ 14.07  $12.88  $12.16
                                      =======  =======  =======  ======  ======
TOTAL RETURN
 Total investment return based on
  net asset value(c)................     3.33%    7.25%    9.86%   6.70%  21.60%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)..........................  $60,710  $44,324  $16,542  $7,276  $  688
 Ratio of average net assets of:
 Expenses, net of waivers and reim-
  bursements........................      .95%     .95%     .95%    .95%   1.20%
 Expenses, before waivers and reim-
  bursements........................     1.42%    1.91%    2.99%   7.26%  39.28%
 Net investment income(a)...........      .87%    1.29%    1.41%    .90%    .26%
 Portfolio turnover rate............      134%      60%      87%     95%     85%
 Average commission rate paid(d)....   $.0272   $.0431      -0-     -0-     -0-

                                              MONEY MARKET PORTFOLIO
                                       ----------------------------------------
                                             YEAR ENDED DECEMBER 31,
                                       ----------------------------------------
                                        1997     1996     1995     1994   1993
                                       -------  -------  -------  ------  -----
Net asset value, beginning of year...  $  1.00  $  1.00  $  1.00  $ 1.00  $1.00
                                       -------  -------  -------  ------  -----
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)............      .05      .05      .05     .03    .22
                                       -------  -------  -------  ------  -----
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment
  income.............................     (.05)    (.05)    (.05)   (.03)  (.22)
                                       -------  -------  -------  ------  -----
 Net asset value, end of year........  $  1.00  $  1.00  $  1.00  $ 1.00  $1.00
                                       =======  =======  =======  ======  =====
TOTAL RETURN
 Total investment return based on net
  asset value(c).....................     5.11%    4.71%    4.97%   3.27%  2.25%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000's
  omitted)...........................  $67,584  $64,769  $28,092  $6,899  $ 102
 Ratio of average net assets of:
 Expenses, net of waivers and reim-
  bursements.........................      .64%     .69%     .95%    .95%  1.16%
 Expenses, before waivers and reim-
  bursements.........................      .64%     .69%    1.07%   4.46% 68.14%
 Net investment income(a)............     5.00%    4.64%    4.85%   3.98%  2.15%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

                         DESCRIPTION OF THE PORTFOLIOS

INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, 3 of which are offered by this Prospec-tus: the Money Market Portfolio, the Premier Growth Portfolio and the Inter-national Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the de-gree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of such Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change each Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to share-holders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

MONEY MARKET PORTFOLIO

The Money Market Portfolio's investment objectives are in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. As a matter of fundamental policy, the Money Market Portfolio pur-sues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days).

The securities in which the Money Market Portfolio invests include: (1) mar-ketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its issued or guaranteed by banks or savings and loan associations having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation; (3) commercial paper of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), D-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by S&P, Duff & Phelps or Fitch, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the Act. (See "Other Investment Policies and Techniques -- Repurchase Agreements"). The Money Market Portfolio may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above, prime quality dollar-denominated commercial paper issued by for-eign companies meeting the criteria specified in (3) above, and in certifi-cates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such investments in which the Portfolio may invest.

The Money Market Portfolio complies with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity condi-tions imposed by the Rule. Accordingly, in any case in which there is a varia-tion between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio is governed by the more restrictive of the two requirements. See the Statement of Additional Information for a further description of Rule 2a-7.

The Portfolio may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors of the Fund. Restricted Securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reli-ance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments are made based upon their potential for capital appreciation, current income is inciden-tal to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully select-ed, high-quality U.S. companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Port-folio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of inten-sively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Portfolio, under normal circumstances, invests at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio de-fines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, serv-ices, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is cre-ated through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully re-flected in current market valuations.

The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser re-lies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospec-tive earnings growth is not fully reflected in current market valuations.

In the managing of the Portfolio's investment portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamen-tals) to adjust the Portfolio's positions. The Portfolio strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase po-sitions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in eq-uity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in fa-vored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfo-lio's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio will tend to become somewhat more con-servative, gradually increasing the number of companies represented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity) based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distribu-tions.

The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable pe-riod of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, ex-cept that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the

Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfo-lio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Port-folio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call op-tion, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same securities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securi-ties subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call op-tions written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. If an option is not so sold and is permitted to expire without being exercised, the Portfolio would suffer a loss in the amount of the premium paid by the Portfolio for the op-tion.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

INTERNATIONAL PORTFOLIO

The International Portfolio's primary investment objective is to seek to ob-tain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g., compa-nies incorporated outside the United States), companies participating in for-eign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current in-come without assuming undue risk. The Adviser considers it consistent with these objectives to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States. The International Portfolio intends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested.

In seeking its objective, the International Portfolio invests its assets primarily in common stocks of established non-United States companies which in the opinion of the Adviser have potential for growth of capital or income or both. There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, the In-ternational Portfolio may invest in any other type of security including, but not limited to, convertible securities preferred stocks, bonds, notes and other debt securities of foreign issuers (Euro-dollar securities), as well as warrants, or obligations of the United States or foreign governments and their political subdivisions. When the Adviser believes that the total return on debt securities will equal or exceed the return on common stocks, the Interna-tional Portfolio may, in seeking its objective of total return, substantially increase its holdings in such debt securities. The International Portfolio may establish and maintain temporary balances for defensive purposes or to enable it to take advantage of buying opportunities. The International Portfolio's temporary cash balances may be invested in United States as well as foreign short-term money-market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

The International Portfolio diversifies investments broadly among countries and normally has represented in its portfolio, business activities of not less than three different countries excluding the United States. The Portfolio may invest all or a substantial portion of its assets in one or more of such coun-tries. The Portfolio may purchase securities of companies, wherever organized, which, in the judgment of the Adviser, have their principal activities and in-terests outside the United States determined on the basis of such factors as location of the company's assets, or personnel, or sales and earnings. See "Other Investment Policies and Techniques -- Foreign Securities."

The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other curren-cies. A forward contract is an obligation to purchase or sell a specific cur-rency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward contracts will be limited to hedging involving either spe-cific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distri-butions by the Portfolio. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio does not speculate in forward contracts and, therefore, the Adviser believes that the Portfolio is not subject to the risks frequently associated with the speculative use of such transactions. The Port-folio may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Portfolio enters into a po-sition hedging transaction, its custodian bank will place liquid assets in a separate account of the Portfolio in an amount equal to the value of the Port-folio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, addi-tional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also pre-clude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devalua-tion that is so generally anticipated that the Portfolio is not able to con-tract to sell the currency at a price above the devaluation level it antici-pates. The Portfolio will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Portfo-lio's total assets would be committed to such contracts.

The Portfolio may also invest in warrants which entitle the holder to buy eq-uity securities at a specific price for a specific period of time.

It is the present intention of the Adviser to invest the Portfolio's assets in companies based in (or governments of or within) East Asia (Japan, Hong Kong, Singapore and Malaysia), Western Europe (the United Kingdom, Germany, The Netherlands, France and Switzerland), Australia, Canada, and such other areas and countries as the Adviser may determine from time to time. However, invest-ments may be made from time to time in companies in, or governments of, devel-oping countries as well as developed countries. Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. The Adviser at present does not intend to invest more than 10% of the International Portfolio's total assets in compa-nies in, or governments of, developing countries. For a description of certain risks associated with investing in foreign securities, see "Other Investment Policies and Techniques -- Foreign Securities."

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:

 REPURCHASE AGREEMENTS

Any Portfolio may enter into agreements pertaining to U.S. Government Securi-ties with member banks of the Federal Reserve

System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) and, in the case of the Money Market Portfolio, with State Street Bank and Trust Company, the Fund's Custodian, in such securities.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor de-faults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolios enter into repurchase agreement transac-tions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio may write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a spec-ified security on or before a fixed date, at a predetermined price. The Port-folio may not write call options unless the Portfolio at all times during the option period owns the optioned securities, or securities convertible or car-rying rights to acquire the optioned securities at no additional cost. The Portfolio may not write covered call options in excess of 25% of such Portfo-lio's assets.

The Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfo-lio realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on national securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Port-folio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could re-sult in increases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consid-eration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Custodian. A put op-tion written by a Portfolio is "covered" if the Portfolio maintains liquid as-sets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same princi-pal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the rela-tionship of the exercise price to the market price and volatility of the un-derlying security, the remaining term of the option, supply and demand and in-terest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Port-folio at a lower price than its current market value. These risks could be re-duced by entering into a closing transaction. See Appendix C to the Statement of

Additional Information. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for moni-toring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities." See Ap-pendix C to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Money Market Portfolio, may make secured loans of its portfolio securities to brokers, dealers and financial institu-tions provided that cash, U.S. Government securities, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfolio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has de-livered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan. No more than 30% of the value of the assets of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of ei-ther the Fund or the Adviser.

 FOREIGN SECURITIES

Each of the Portfolios may invest in listed and unlisted foreign securities subject to the limitation that the International Portfolio may invest only in the securities of foreign issuers or U.S. companies having their principal activities and interests outside the United States. The other Portfolios of the Fund may invest in foreign securities without limitation, although the Premier Growth Portfolio intends to invest at least 85% of the value of its total as-sets in the equity securities of American companies and the Money Market Port-folio is limited to investing in those foreign securities described above in "Investment Objectives and Policies -- Money Market Portfolio." The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including with-holding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attrib-utable to foreign securities. Costs are incurred in connection with conver-sions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to ac-counting, auditing and financial reporting standards and requirements compara-ble to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the as-sets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by re-statements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Invest-ments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in en-forcing contractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar but has since fallen from its post-World War II high (in 1995). Since its peak of April 19, 1995, the Japa-nese Yen has decreased in value against the U.S. Dollar. On December 31, 1997, the exchange rate was 130.57 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 31, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Never-theless, it is expected that the continuing friction between the U.S. and Ja-pan with respect to trade issues will thus continue for the foreseeable fu-ture.

Each Portfolio's investments in Japanese issuers also will be subject to un-certainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minis-ter Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current fi-nancial turmoil in other Asian markets. On December 17, 1997 the Japanese gov-ernment proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are un-der consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Fund's Statement of Additional Information.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios maintains more than 15% of its net assets in illiquid securities. For purposes of each Portfolio's investment objectives and policies and in-vestment restrictions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale un-der Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the li-quidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental Investment Policies." See the Statement of Additional In-formation for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect prob-able future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED Baa AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio may assume a temporary defensive position and in-vest without limit in high grade fixed income securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Govern-ment and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation, and (iii) commercial paper of prime quality rated A-1 or higher by S&P, D-1 or higher by Duff & Phelps, F1 or higher by Fitch or Prime-1 by Moody's or, if not rated, issued by companies which have an out-standing debt issue rated AA or higher by S&P, Duff & Phelps or Fitch or Aa or higher by Moody's.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by a Port-folio and its shareholders. High portfolio turnover also may result in the re-alization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental in-vestment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Money Market Portfolio, the Premier Growth Port-folio and the International Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest in securities of any one issuer (including repurchase agreements with any one entity) other than securities issued or guaranteed by the United

States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issuer, except that 25% of the value of the total assets of a Portfolio may be invested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all preferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securities of issuers con-ducting their principal business activities in any one industry, except that there is no such limitation with respect to U.S. Government securities or cer-tificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate industry); (iv) borrow money, except that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothecate any of its assets, ex-cept as may be necessary in connection with permissible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio), (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market val-ue) would be invested in such securities; or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon no-tice to shareholders of the Fund, but without their approval.

                             MANAGEMENT OF THE FUND

DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Of-ficer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent consul-tant.

John H. Dobkin has been the President of Historic Hudson Valley (historic pres-ervation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund.
The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio's investment portfolio, the length of time that each person has been primarily responsible, and each per-son's principal occupation during the past five years.

    FUND                                                PRINCIPAL OCCUPATION
    ----                      EMPLOYEE; YEAR; TITLE     DURING THE PAST FIVE YEARS
                              ---------------------     --------------------------
Money Market Portfolio    Raymond J. Papera since       Associated with the Adviser
                          1997-                         since prior to 1993
                          Vice President of Alliance
                          Capital Management
                          Corporation (ACMC)*
Premier Growth Portfolio  Alfred Harrison since         Associated with the Adviser
                          inception-                    since prior to 1993
                          Vice Chairman of ACMC
International Portfolio   Steven Beinhacker since       Associated with the Adviser
                          1996-                         since prior to 1993
                          Vice President of ACMC

  * The sole general partner of the Adviser.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Ad-viser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was re-tained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned sub-sidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

                       PURCHASE AND REDEMPTION OF SHARES
PURCHASE OF SHARES

Shares of each Portfolio of the Fund are offered on a continuous basis di-rectly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Princi-pal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. The separate accounts of insurance companies place orders to purchase shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to con-ditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate ac-count of the participating insurance company for more information on the pur-chase of Portfolio shares.

The public offering price of each Portfolio's shares is their net asset value. The per share net asset value of each Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value (in the case of the Money Market Portfolio, amortized cost value is used) determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. In the case of the Money Market Portfo-lio, per share net asset value is expected to be constant at $1.00 per share, although this price is not guaranteed.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the re-demption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For in-formation regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Money Market Portfolio declares income dividends each business day at 4:00 p.m. Eastern time and such dividends are paid monthly via automatic investment in additional full and fractional shares in each shareholders' account. As such additional shares are entitled to dividends, a compounding growth of income oc-curs. Net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

Each of the other Portfolios will declare and distribute dividends from net in-vestment income and will distribute its net capital gains, if any, at least an-nually. Such income and capital gains distributions will be made in shares of such Portfolios.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Rev-enue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net cap-ital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net in-vestment income and net short-term capital gain will be treated as ordinary in-come and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, a Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

                              GENERAL INFORMATION

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Money Market Portfolio occur primarily with issuers, underwriters or major dealers acting as principals, while transactions for the Premier Growth Port-folio and the International Portfolio are normally effected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National As-sociation of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of secu-rities on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpo-ration, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of Donald-son, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corporation is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the elec-tion of Directors, that affect all Portfolios in substantially the same man-ner. Maryland law does not require a registered investment company to hold an-nual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Share-holders have available certain procedures for the removal of Directors. Shares of each Portfolio are freely transferable, are entitled to dividends as deter-mined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is antic-ipated that an insurance company issuing a variable annuity contract or vari-able life insurance policy that participates in the Fund will request voting instructions from contract or policyholders and will vote shares in the sepa-rate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, lo-cated at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's reg-istrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.

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